LEASE - Undiscounted cash flows of the Group's leases (Details) $ in Thousands, $ in Thousands	Dec. 31, 2020 HKD ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 HKD ($)
Undiscounted cash flows of the leases to the present value of its operating lease payments
2021	$ 74,740
2022	70,180
2023	62,559
2024	17,004
2025 and thereafter	16,190
Total undiscounted operating lease payments	240,673
Less: imputed interest	(18,442)
Present value of operating lease liabilities	$ 222,231	$ 28,662	$ 172,466